UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2009 (August 24, 2009)

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2008 and May 28, 2009, NASDAQ OMX’s board of directors approved amendments to NASDAQ OMX’s By-Laws that took effect on August 24, 2009, following SEC approval.

The By-Law amendments were intended to make improvements to corporate governance and update several provisions. The amendments included the following items.

•	Article I was amended to reflect certain subsidiary name changes.

•	Article III was amended to modify the procedures governing proposals by stockholders, including proposals by stockholders to nominate directors.

•

Article IV was amended to state explicitly that the management compensation committee and the audit committee of the board of directors must be composed exclusively of independent directors within the meaning of the rules of The NASDAQ Stock Market (and, in the case of the audit committee, Section 10A of the Exchange Act). Although NASDAQ OMX adheres to the independence requirements imposed by The NASDAQ Stock Market and the Exchange Act, it believes that these requirements should be explicitly stated in the By-Laws.

•

Article IV was amended to adopt a nominating committee structure typical of publicly-traded companies in which the committee is composed exclusively of independent directors. Prior to the By-Law changes, NASDAQ OMX’s nominating committee was composed of persons who were not directors or who were directors not standing for re-election.

•

Article VIII was amended to provide that NASDAQ OMX shall provide indemnification against liability, advancement of expenses and the power to purchase and maintain insurance on behalf of persons serving as a director, officer or employee of any wholly owned subsidiary of NASDAQ OMX to the same extent as indemnification, advancement of expenses and the power to maintain insurance is provided for directors, officers or employees of NASDAQ OMX.

•	Article IX was amended to modernize the language of the provisions dealing with capital stock to reflect possible participation in the Direct Registration System.

•	Article XII was amended to clarify the provisions that govern the relationships between NASDAQ OMX and each of its subsidiaries that is a self-regulatory organization.

The text of the amended and restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.2	By-Laws of The NASDAQ OMX Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ OMX GROUP, INC.

By:	/s/ Edward S. Knight
Name:	Edward S. Knight
Title:	Executive Vice President, General Counsel and Chief Regulatory Officer

Dated: August 26, 2009